Exhibit 10.10

                          MANAGEMENT SERVICES AGREEMENT


                  This MANAGEMENT SERVICES AGREEMENT (the "Agreement"), dated as of March 31, 1998, is made by and between DIAMOND TRIUMPH AUTO GLASS, INC., a Delaware corporation ("Diamond"), and LEONARD GREEN & PARTNERS, L.P. ("LGP"). As used herein, the term "Company" shall refer to DIAMOND and its existing and future subsidiaries.

                  The Company desires to obtain from LGP, and LGP desires to provide, certain management, consulting and financial planning services on an ongoing basis and certain financial advisory and investment banking services in connection with major financial transactions that may be undertaken from time to time in the future;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.       Retention.

                  1.1 General Services. Subject to the terms and conditions hereof, Diamond hereby retains LGP, and LGP hereby agrees to be retained by Diamond, to provide management, consulting and financial planning services to the Company on an ongoing basis in connection with the operation and growth of the Company during the term of this Agreement (the "General Services").

                  1.2 Major Transaction Services. Subject to the terms and conditions hereof, Diamond hereby retains LGP, and LGP hereby agrees to be retained by Diamond, to provide financial advisory and investment banking services to the Company in connection with major financial transactions ("Major Transactions") that may be undertaken from time to time in the future ("Major Transaction Services" and, together with the General Services, the "Services").

         2.       Compensation.

                  2.1 General Services Fee. In consideration of the General Services, Diamond shall pay LGP an aggregate annual fee of $685,000. Such fee shall be payable in equal monthly installments, in advance, on the first day of each month commencing on the first such day following the date hereof.

                  2.2 Major Transaction Services Fee. In consideration of Major Transaction Services provided by LGP from time to time, Diamond shall pay LGP reasonable and customary fees for services of like kind, taking into consideration all relevant factors, including but not limited to, the complexity of the subject Major Transaction, the time devoted to providing such services, and the value of LGP's investment banking expertise and relationships within the business and financial community. The amount of such fees shall be (a) approved in accordance with the procedures set forth in Diamond's charter documents or financing agreements, or, if no such procedures are set forth therein, (b) either (i) approved by a majority of the Board of

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Directors of Diamond or (ii) fair to Diamond  from a financial  point of view in the opinion of an independent nationally recognized investment banking firm.

                  2.3 Expenses.  In addition to the fees to be paid to LGP under
Section 2.1 and 2.2 hereof, Diamond shall pay to, or on behalf of, LGP, promptly as billed, all reasonable out-of-pocket expenses incurred by LGP in connection with the Services rendered hereunder. Such expenses shall include, among other things, fees and disbursements of counsel, travel expenses, word processing charges, messenger and duplicating services, facsimile expenses and other customary expenditures.

         3.       Term.

                  3.1 Termination. This Agreement shall terminate on the tenth anniversary of this Agreement. Notwithstanding the foregoing, this Agreement may be terminated at any time by LGP by written notice to Diamond.

                  3.2 Survival of Certain Obligations. Notwithstanding any other provision hereof, Diamond's obligation to pay amounts due pursuant to Section 2 hereof with respect to periods prior to the termination hereof and the provisions of Section 5 hereof shall survive any termination of this Agreement.

         4.       Decisions/Authority of Management Advisor.

                  4.1 Decisions by Company. The Company reserves the right to make all decisions with regard to any matter upon which LGP has rendered its advice and consultation, and there shall be no liability to LGP for any such advice accepted by the Company pursuant to the provisions of this Agreement or otherwise.

                  4.2 Independent Contractor. LGP shall act solely as an independent contractor and shall have complete charge of its personnel engaged in the performance of the Services. As an independent contractor, LGP shall have authority only to act as an advisor to the Company and shall have no authority to enter into any agreement or to make any representation, commitment or warranty binding upon the Company or to obtain or incur any right, obligation or liability on behalf of the Company.

         5.       Indemnification.

                  5.1 Indemnification/Reimbursement of Expenses. Each Company shall, jointly and severally, (i) indemnify, defend and hold harmless LGP and Green Equity Investors II, L.P. ("GEI"), their respective affiliates, and the partners, directors, officers, employees, agents and controlling persons of LGP and GEI and their respective affiliates (collectively, the "Indemnified Parties"), to the fullest extent permitted by law, from and against any and all losses, claims, damages and liabilities, joint or several, to which any Indemnified Party may become subject, caused by, related to or arising out of the Services or any other advice or services contemplated by this Agreement or the engagement of LGP pursuant to, and the performance by LGP of the Services contemplated by, this Agreement, and (ii) promptly reimburse each Indemnified Party for all costs and expenses (including reasonable attorneys' fees and expenses), as incurred, in connection with the investigation of, preparation for or

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defense of any pending or threatened  claim or any action or proceeding  arising therefrom, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of any Company and whether or not resulting in any liability.

                  5.2 Limited Liability. The Company shall not be liable under the indemnification contained in Section 5.1 to the extent that such loss, claim, damage, liability, cost or expense is found in a final non-appealable judgment by a court to have resulted from LGP's bad faith or gross negligence. The Company further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company, holders of their securities or their creditors related to or arising out of the engagement of LGP pursuant to, or the performance by LGP of the Services contemplated by, this Agreement, except to the extent that any loss, claim, damage, liability, cost or expense is found in a final non-appealable judgment by a court to have resulted from LGP's bad faith or gross negligence.

                  5.3 Contribution. In order to provide for just and equitable contribution, if a claim for indemnification pursuant to this Agreement is made but is found in a final non-appealable judgment by a court that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company on the one hand, and LGP on the other hand, shall contribute to the losses, claims, damages, liabilities, costs and expenses to which the Indemnified Parties may be subject in accordance with the relative benefits received by the Company, on the one hand, and LGP, on the other hand, and also the relative fault of the Company, on the one hand, and LGP, on the other hand, in connection with the statements, acts or omissions which resulted in such losses, claims, damages, liabilities, costs and expenses and the relevant equitable considerations shall also be considered. No person found liable for fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation. Notwithstanding the foregoing, LGP shall not be obligated to contribute any amount hereunder that exceeds the amount of fees previously received by it pursuant to this Agreement.

         6.       Subordination.

                  6.1 Agreement to Subordinate. LGP agrees that, to the extent set forth in this Section 6, all payments and fees owed to LGP pursuant to this Agreement shall be subordinated in right of payment to the payment in full in cash or cash equivalents of all Senior Indebtedness whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed, and that such subordination is for the benefit of the holders of Senior Indebtedness. For purposes of this Section 6, the term "Senior Indebtedness" means indebtedness of the Company under the 9-1/4% Senior Notes due 2008 of the Company.

                  6.2 Relative Rights. Upon any distribution of assets of the Company, winding up, total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, the holders of all Senior Indebtedness shall be entitled to receive payment on such Senior Indebtedness in full in cash or cash equivalent before LGP shall be entitled to receive any payments pursuant to this Agreement. No payment (by set-off or otherwise) may be made by or on behalf of the Company pursuant to this Agreement, for cash or property, (i) upon the maturity of any Senior Indebtedness of the Company by lapse of time, acceleration or otherwise, unless

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and until all  principal  of,  premium,  if any, and the interest on and fees in respect of such Senior Indebtedness are paid in full in cash or cash equivalents, (ii) when such payment is prohibited by the Indenture relating to the Senior Indebtedness (the "Indenture") and (iii) in the event of default in the payment of any principal of, premium, if any, or interest on and fees in respect of Senior Indebtedness of the Company when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived or otherwise has ceased to exist.

                  6.3 When Amounts Must be Paid Over. In the event that, notwithstanding the other provisions of this Agreement, LGP receives any payment or distribution of any payment or fees pursuant to this Agreement at a time when LGP has actual knowledge that such payment or distribution is prohibited by this
Section 6 or the Indenture, such payment or distribution shall be held by LGP in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Indebtedness remaining unpaid or unprovided for, or to the trustee or trustees under the Indenture, ratably according to aggregate principal amounts remaining unpaid on account of such Senior Indebtedness held or represented by such, for application to the payment of all obligations with respect to Senior Indebtedness remaining unpaid, to the extent necessary to pay or to provide for the payment of all such obligations in full in cash or cash equivalents in accordance with their terms, after giving effect to any concurrent payment or distribution to or for holders of Senior Indebtedness.

         7.       Miscellaneous.

                  7.1 Assignment. None of the parties hereto shall assign this Agreement or the rights and obligations hereunder, in whole or in part, without the prior written consent of the other party; provided, however, that, without obtaining such consent, LGP may assign this Agreement or its rights and obligations hereunder to (i) any of its affiliates; (ii) any investment manager, investment advisor or partner of LGP, or any principal or beneficial owner of any of the foregoing; or (iii) any investment fund, investment account or investment entity whose investment manager, investment advisor or partner, or any principal or beneficial owner of any of the foregoing, is either LGP or any person identified in (i) or (ii) above. Subject to the foregoing, this Agreement will be binding upon and inure solely for the benefit of the parties hereto and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.

                  7.2 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York as applied to contracts made and performed within the State of New York without regard to principles of conflict of laws.

                  7.3 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

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                  7.4  Entire  Agreement.  This  Agreement  contains  the entire agreement between the parties with respect to the subject matter of this Agreement and memorializes and supersedes all written or verbal representations, warranties, commitments and other understandings prior to the date of this Agreement with respect to the subject matter hereof.

                  7.5 Further Assurances. The parties hereto agree to use all reasonable efforts to obtain all consents and approvals and to do all other things necessary to consummate the transactions contemplated by this Agreement. The parties agree to take such further action and to deliver or cause to be delivered any additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Agreement and the agreements and transactions contemplated hereby.

                  7.6 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  7.7  Headings.   The  headings  in  this   Agreement  are  for
convenience and reference only and shall not limit or otherwise affect the meaning hereof.

                  7.8 Amendment and Waiver. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by each of the parties hereto. No waiver by any party hereto at any time of any breach by another party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

                  7.9 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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                  IN WITNESS WHEREOF,  the parties have executed this Management
Services Agreement on the date first appearing above


                                           DIAMOND TRIUMPH AUTO GLASS, INC.


                                           By: /s/ Kenneth Levine
                                              --------------------------------
                                              Name:  Kenneth Levine
                                              Title: Co-Chairman & Co-Chief
                                                     Executive Officer


                                           LEONARD GREEN & PARTNERS, L.P.

                                           By: LGP Management, Inc.,
                                                 its general partner


                                           By: /s/ Gregory Annick
                                              --------------------------------
                                              Name: Gregory Annick
                                              Title:


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